Exhibit 10.52

                           SEVENTH AMENDMENT AGREEMENT

      SEVENTH AMENDMENT AGREEMENT (this "Agreement") dated as of June 3, 2005 by and among (1) Imagistics International Inc. (the "Borrower"), (2) Bank of America, N.A. (as successor to Fleet Capital Corporation) (together with its successors and assigns, "Bank of America"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender") and (3) Bank of America, as administrative agent (the "Administrative Agent") for the Lenders with respect to a certain Credit Agreement dated as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002, that certain Second Amendment Agreement dated as of July 19, 2002, that certain Third Amendment
Agreement dated as of March 5, 2003, that certain Fourth Amendment Agreement dated as of May 16, 2003, that certain Fifth Amendment Agreement dated as of May 7, 2004 and that certain Sixth Amendment Agreement dated as of June 1, 2004 (as amended, the "Credit Agreement").

                              W I T N E S S E T H:

      WHEREAS, the Borrower has requested that the Lenders amend certain terms and provisions of the Credit Agreement on the terms and conditions set forth herein; and

      WHEREAS, the parties hereto have agreed to so amend such terms and provisions of the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      ss.1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.

      ss.2. Ratification of Existing Agreements. All of the Borrower's obligations and liabilities to the Creditors as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Credit Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that it does not have any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

      ss.3. Representations and Warranties. The Borrower hereby represents and warrants to the Creditors that all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Credit Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

      ss.4.   Conditions   Precedent.   The   effectiveness  of  the  amendments
contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

            (a) Representations and Warranties. All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in ss.3 hereof.

            (b) Performance; No Event of Default. The Borrower shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Default or Event of Default.

            (c) Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

            (d) Delivery. The Borrower and the Majority Lenders shall have executed this Agreement and delivered this Agreement to the Administrative Agent.

      ss.5.  Amendments to the Credit Agreement.

            5.1  Amendment  to  Section  1.01.   The  definition  of  "Permitted
      Repurchase Amount" appearing in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Permitted  Repurchase  Amount"  shall mean an amount equal to the sum of (a) $168,000,000, plus (b) the amount of net cash proceeds actually received by the Borrower from the issuance and/or resale by the Borrower of up to 1,000,000 shares of its common stock Equity Interests to its employees pursuant to the Borrower's employee stock purchase plan.

            5.2 Amendment to Section 9.06. Subsection 9.06(h)(viii) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (viii) the Acquisition Consideration for such Acquisition (other than any Acquisition Consideration consisting of Equity Interests (other than Disqualified Equity Interests) or proceeds from the issuance by Borrower of its Equity Interests (other than Disqualified Equity Interests)) (collectively, the "Equity Acquisition Consideration"), together with the aggregate amount of the Acquisition Consideration (other than Equity Acquisition Consideration) for all Acquisitions effected pursuant to this
            Section 9.06(h) since the Effective Date, shall not exceed $100,000,000; and


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

            5.3 Amendments to Section 9.08.

            (a) Section 9.08 of the Credit Agreement is hereby amended by deleting the references to "$5,000,000" in each of clauses (g), (h) and
      (j) and inserting "$15,000,000" in lieu thereof.

            (b) Section 9.08(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (f) Indebtedness  and Contingent  Obligations of the Companies
            incurred (i) in connection with the financing or refinancing of the acquisition after the Effective Date of any Property or any improvement thereon by any Company or (ii) under any Capital Lease, provided that the aggregate amount of (x) all such Indebtedness and Contingent Obligations described in clauses (i) and (ii) above, plus
            (y) all Indebtedness and Contingent Obligations permitted by Section 9.08(g) which are secured by Liens permitted pursuant to Section 9.07(c)(A) (or, with respect to any extensions, renewals or replacements thereof, pursuant to Section 9.07(j)) at any time outstanding shall not exceed $15,000,000 in the aggregate for the Companies, collectively;

            5.4 Amendment to Section 9.10. Subsection 9.10(c)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (i) repurchases of Equity Interests of Borrower in an amount not to exceed Permitted Repurchase Amounts in the aggregate after the Effective Date; provided, however, that after giving effect to any such repurchase, Borrower shall thereupon have the ability to borrow not less than $20,000,000 in the form of a Revolving Loan pursuant to this Agreement;

      ss.6. Miscellaneous Provisions.

            (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Credit Documents shall remain the same. The Credit Agreement, the Notes and the other Credit Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

            (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York.

            (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         [Remainder of page intentionally blank; Signature Pages follow]


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

            IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                            IMAGISTICS INTERNATIONAL INC.


                                            By:  /s/ TIMOTHY E. COYNE
                                                 -----------------------------
                                                 Timothy E. Coyne
                                                 Its Chief Financial Officer

                                        BANK OF AMERICA, N.A.,
                                         as Administrative Agent and as a Lender


                                        By: /s/ KENNETH S. STRUGLIA
                                            -----------------------
                                            Kenneth S. Struglia
                                            Its Managing Director

                                        MERRILL LYNCH CAPITAL CORPORATION,
                                         as a Lender


                                        By: /s/ ANTHONY J. LAFAIRE
                                            ----------------------
                                            Anthony J. Lafaire
                                            Its:  Director

                                        JPMORGAN CHASE BANK,
                                         as a Lender


                                        By: /s/ PETER M. KILLEA
                                            -------------------
                                            Peter M. Killea
                                            Its:  Vice President

                                            PEOPLE'S BANK,
                                              as a Lender


                                            By: /s/ GEORGE F. PAIK
                                                ------------------
                                                George F. Paik
                                                Its:  Vice President

                                            BANK LEUMI, USA,
                                            as a Lender


                                            By:  /s/ JOHN KOENIGSBERG
                                               ----------------------
                                               John Koenigsberg
                                               Its: First VP


                                            By:  /s/ IRIS STEINHARDT
                                               ---------------------
                                               Iris Steinhardt
                                               Its: Vice President

                                            U.S. BANK NATIONAL ASSOCIATION, as a
                                            Lender

                                            By:____________________________

                                                 Its:

                                            CITIZENS BANK OF MASSACHUSETTS,
                                            as a Lender


                                            By: /s/ CINDY CHEN
                                                --------------------------------
                                                Cindy Chen
                                                Its:  Vice President